UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

AYALA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The Asset Purchase Agreement

On February 5, 2024, (the “Execution Date”) Ayala Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Immunome, Inc. (“Purchaser”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which Purchaser will acquire certain of the Company’s assets and liabilities related to its AL101 and AL102 programs (the “Asset Sale”), which constitute substantially all of the Company’s assets. Pursuant to the Asset Purchase Agreement, Purchaser will pay to the Company an aggregate purchase price of $20,000,000 in cash, subject to certain adjustments (the “Closing”), 2,175,489 shares (the “Shares”) of Purchaser’s common stock, $0.0001 par value (the “Common Stock”), issuable at Closing and up to $37,500,000 in cash due upon the achievement of certain development and commercial milestone events set forth in the Asset Purchase Agreement.

The Asset Purchase Agreement, the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement have been approved by the board of directors of the Company (the “Board”) and is subject to receipt of approval of the stockholders of Ayala. Pursuant to the Asset Purchase Agreement, holders of more than a majority of the issued and outstanding shares of capital stock of the Company (the “Consenting Shareholders”) are to execute and deliver to the Company, within three business days after the Execution Date, a written consent (the “Written Consent”) authorizing, approving and adopting the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale and other transactions contemplated by the Asset Purchase Agreement and the related transaction documents as defined therein.

The Asset Purchase Agreement contains customary representations, warranties, conditions and covenants, including covenants (i) concerning the conduct of business by the Company prior to the Closing, (ii) prohibiting the Company and its representatives from soliciting, initiating or knowingly inducing, encouraging or facilitating any competing acquisition proposal, (iii) prohibiting the Company and its controlled affiliates from competing with Purchaser for five years following the Closing in certain fields, and (iv) restricting the Company’s ability to make distributions to stockholders, dissolve or wind up its business or file for bankruptcy for six months following the Closing.

The Company will prepare and file an information statement in respect of the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement (the “Information Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in accordance with Rule 14c-2 promulgated under the Exchange Act of 1934, as amended.

Each party’s obligation to consummate the Asset Sale is also conditioned upon certain other customary closing conditions, including the accuracy of the other party’s representations and warranties as of the Closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the other party of its obligations and covenants under the Asset Purchase Agreement in all material respects, the lapse of at least twenty (20) calendar from the date the Company mails the definitive Information Statement to its stockholders, receipt of certain third party consents, the delivery of certain related ancillary documents by the other party, and the absence of any injunction or other legal prohibitions preventing consummation of the Asset Sale.

The representations, warranties and covenants of the parties do not survive the Closing. Purchaser has the right to recover certain liabilities that exceed specified thresholds by set off against future milestone payments.

The Purchase Agreement also provides that until the six-month anniversary of the Closing, the Company will hold and not sell 50% of the Shares, subject to certain exceptions. Further, the Company has agreed, subject to certain exceptions, that until the one-year anniversary of the Closing, any transfer of the Shares by the Company that exceed 15% of the average daily trading volume of the Common Stock over the five-trading day period ending on the trading day immediately prior to such trading date shall be made pursuant to a block trade or other disposition through a market participant designated by Purchaser.

Purchaser has agreed to use its commercially reasonable efforts to (x) file a resale registration statement with the SEC registering the Shares for resale on or before the date that is seven days following the earlier of (i) April 1, 2024 and (ii) the date Purchaser files its annual report on Form 10-K for the year ended December 31, 2023 and (y) cause such resale registration statement to be declared effective as soon as practicable after the filing thereof but no later than 90 calendar days after the filing thereof or by five trading days from when the Company is notified that the SEC will not review the resale registration statement or that it will not be subject to further review.

The Asset Purchase Agreement also provides that if after six months from closing, the Company adopts a plan of dissolution, it may distribute all of Shares it still holds and its contractual rights to the contingent milestone payments through contingent value rights.

Support Agreement

In connection with the execution of the Asset Purchase Agreement, certain of the Company’s officers, directors and stockholders who collectively are the record or beneficial holders of more than a majority of the issued and outstanding shares of capital stock of the Company entered into a stockholder support agreement in favor of Purchaser (the “Support Agreement”) providing, among other things, that such officers, directors and stockholders will, among other things, (i) deliver the Written Consent; (ii) vote against any proposal made in opposition to, or in competition with, the Purchase Agreement or the Asset Purchase and (iii) vote against any acquisition proposal involving a third party. The Written Consent must be duly executed and delivered to the Company by the stockholders who are party to the Support Agreement by 11:59 p.m. Eastern Time on February 8, 2024.

The Purchase Agreement and form of Support Agreement have been included as exhibits hereto solely to provide investors with information regarding their terms. Neither is intended to be a source of financial, business or operational information about the Company or Purchaser. The representations, warranties and covenants contained in the Purchase Agreement and Support Agreement were made only for the purposes of the Purchase Agreement and Support Agreement as of the dates specified therein and solely for the benefit of the parties thereto. In addition, the representations, warranties and covenants contained in the Purchase Agreement and Support Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms thereof, including the Company’s representations, warranties and covenants in the Purchase Agreement being qualified by disclosure schedules made for the purpose of allocating contractual risk amongst the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Purchase Agreement or the Support Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or Purchaser and each of their respective business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and Support Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the terms of the Purchase Agreement and Ayala Support Agreement are not complete and are qualified in their entirety by reference to the Purchase Agreement and form of Ayala Support Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2024, the Company’s Compensation Committee approved the payment of transaction bonuses, payable in cash and contingent upon closing of the Asset Purchase to each of the following executives officers of the Company in the applicable respective amounts: Mr. Ken Berlin, President and Chief Executive Officer, $1,600,000; Mr. Roy Golan, Chief Financial Officer, $450,000; and Dr. Andres Gutierrez, Chief Medical Officer and Executive Vice President, $800,000.

Item 7.01.	Regulation FD Disclosure.

On February 6, 2024, the Company and Purchaser issued a joint press release announcing the execution of the Asset Purchase Agreement. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Following the consummation of the Asset Purchase, the Board expects to review alternatives for the Company’s cash and public company status.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1+†	Asset Purchase Agreement, dated as of February 5, 2024, by and between Ayala Pharmaceuticals, Inc. and Immunome, Inc.
10.1	Form of Support Agreement, dated February 5, 2024.
99.1	Press release dated February 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

† Certain confidential information contained in this document, marked by ***, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

Forward-Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements that involve a number of risks and uncertainties, including statements regarding the future conduct of our studies and the potential efficacy and success of product candidates. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the Asset Sale will not be completed; potential litigation relating to the proposed transaction that could be instituted against the Company, Purchaser or their respective directors; possible disruptions from the proposed transaction that could harm our and/or Purchaser’s respective businesses; the ability of the Company and Purchaser to retain, attract and hire key personnel; potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; the Company’s levels of available cash and our need to raise additional capital; legislative, regulatory and economic developments; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in the Form 10-K for the fiscal year ended December 31, 2022 of Old Ayala, Inc. (f/k/a Ayala Pharmaceuticals, Inc.) and the Form 10-K for the fiscal year ended October 31, 2022 of Ayala Pharmaceuticals, Inc. (f/k/a Advaxis, Inc.) (“Ayala” or “we,” “us” or “our”), and such entities’ periodic public filings with the SEC. Except as required by applicable law, we undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed Asset Sale, the Company intends to file relevant materials with the SEC, including the Information Statement in preliminary and definitive form. The Company’s stockholders are strongly advised to read all relevant documents filed by the Company with the SEC, including the Information Statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available without charge by visiting the the Company’s website at www.ayalapharma.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2024	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Kenneth A. Berlin
Name: Kenneth A. Berlin
Title: President and Chief Executive Officer